UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)        August 14, 2003

TELTRONICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-17893 (Commission File Number)	59-2937938 (I.R.S. Employer Identification Number)

2150 WHITFIELD INDUSTRIAL WAY, SARASOTA, FLORIDA (Address of principal executive offices)	34243 (zip code)

(Registrant's telephone number, including area code)                   941-753-5000

(Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits.

          (c)      Exhibits.

                      99.1           Press Release dated August 14, 2003.

Item 12.     Results of Operations and Financial Condition.

          On August 14, 2003 the Registrant issued a press release announcing its financial results for the three months and six months ended June 30, 2003. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.

SIGNATURES

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELTRONICS, INC. (Registrant)
Dated: August 19, 2003	By:	/s/ EWEN R. CAMERON Ewen R. Cameron President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 14, 2003.